CONVERSIONLABS

We're advancing a new **paradigm** in health and wellness with **technology**

Q3 2019 Investor Presentation

Safe Harbor

Statements in this presentation that are not descriptions of historical facts are forward-looking statements relating to future events, and as such all forward-looking statements are made pursuant to the Securities Litigation Reform Act of 1995. Statements may contain certain forward-looking statements pertaining to future anticipated or projected plans, performance and developments, as well as other statements relating to future operations and results. Any statements in this presentation that are not statements of historical fact may be considered to be forward-looking statements. Words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate,” “intends,” “goal,” “objective,” “seek,” “attempt,” or variations of these or similar words, identify forward-looking statements.

These forward-looking statements by their nature are estimates of future results only and involve substantial risks and uncertainties, including but not limited to risks associated with the uncertainty of future financial results, additional financing requirements, development of new products, successful completion of the Company’s proposed restructuring, the impact of competitive products or pricing, technological changes, the effect of economic conditions and other uncertainties detailed from time to time in our reports filed with the Securities and Exchange Commission. This presentation does not constitute an offer or a solicitation to sell securities.

There can be no assurance that our actual results will not differ materially from expectations and other factors more fully described in our public filings with the U.S. Securities and Exchange Commission, which can be reviewed at www.sec.gov.

At Conversion Labs, we enable a modern approach to wellness and healthcare.

We are applying our direct response marketing expertise to healthcare and providing a convenient, cost-effective and smarter way for consumers to access high quality OTC products and prescription medications.


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Conversion Labs – An emerging leader in technology driven healthcare and telemedicine

CVLB
publicly traded on OTCQB

$14 million
revenue run-rate and growing

850 million
ad impressions served in 2 years

50 states
licensed for online Rx & consults

#164
Deloitte's 2018 Technology Fast 500

Strong Revenue Growth & Financial Performance

Highlights

32%
YOY Revenue Growth

93%
Revenue CAGR (2015-2019E)

$14m
Run-Rate & Growing

150,000+
Customers

Multiple Product Launches
Near Term Revenue Growth

Consistent Revenue Growth ($ in millions)



$9,000,000.00
$8,000,000.00
$7,000,000.00
$6,000,000.00
$5,000,000.00
$4,000,000.00
$3,000,000.00
$2,000,000.00
$1,000,000.00
$-
Inception of Conversion Labs
2014
2015
2016
2017
2018

Proven direct-response marketing ability

Over 850 million impressions served since 2017

OTC Products



$3,000,000.00
$2,500,000.00
$2,000,000.00
$1,500,000.00
$1,000,000.00
$500,000.00
$-
Acquisition
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019

SaaS



$450,000.00
$400,000.00
$350,000.00
$300,000.00
$250,000.00
$200,000.00
$150,000.00
$100,000.00
$50,000.00
$-
Acquisition
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019

CONVERSIONLABS

Major consumer and healthcare trends are driving the growth of telemedicine and e-wellness

Healthcare Trends

- Costs of healthcare rising due to aging population and poor public policy
- On average, it takes over two hours each time a person seeks medical care*
- Physician shortages responsible for longer wait times and shorter appointments
- 77% of patients prefer a physician who offers telemedicine
- Global online pharmacy market expected to grow from $42B to $107B by 2025

Consumer Trends

- Convenience-focused: less willing to take off work to wait in a clinic
- More comfortable and trusting of technology and online services
- Desire for immediate, on-demand access to care without waiting for appointments or medicines
- 'Shopping' online for virtual care empowers consumers and creates downward pressure on prices

Sources: American Journal of Managed Care, August 2015, Opportunity Costs of Ambulatory Medical Care in the United States

We are uniquely positioned for growth in direct response wellness and telemedicine

Proprietary OTC brands in large consumer markets

Licensed for Rx and physician consults in all 50 states

Proven direct-response marketing ability

Joint Venture with GoGoMeds Pharmacy

2 upcoming brand (Rx) launches in 2019

Direct-to-Physician Rx and OTC program

End-to-End telehealth customer acquisition model


3
4
2
5
1
6
7

1. - Acquisition

Patient/customer views ad, visits our website, initiates OTC checkout or Rx screening

2. - Screening

Patient/customer completes detailed online medical screening

3. - Scheduling

If required, a virtual visit with a licensed physician is scheduled

4. - Consultation

Virtual visit with doctor, review of medical history, current medications

5. – Prescription

Doctor to deny, approve or prescribe Rx, based on review

6. – Fulfillment

Same day shipping of Rx and incredible customer service

7. – Follow Up

Rx refills, follow up consults, upsells, OTC product offerings

Our Business Units


Over-The-Counter
$11m
run-rate and growing


Prescription
Q3 2019
launch


Strategic Investments
SaaS
$3m
run-rate and growing

Over-the-counter brands

SHAPIRO MD
HAIR GROWTH EXPERTS

- Developed by distinguished dermatologists Dr. Steven Shapiro, M.D., and Dr. Michael Borenstein, M.D., PhD
- 2 U.S. Patents; 15 years of product development and formulation work
- Includes naturally occurring DHT blocking system, FDA approved minoxidil, FDA cleared laser treatment cap*, prescription based 1mg finasteride
- 150,000+ customers since launch; approaching $12M in revenue run-rate



SHAPIRO MD
HAIR GROWTH EXPERTS
SHAMPOO
Triple Action
Hair Therapy
Formula
Developed
by Dermatologists
SULFATE FREE
9.5 OZ/250 ml
LEAVE-IN
DAILY
FOAM
Triple Action
Hair Therapy
Formula
Developed
by Dermatologists
SULFATE FREE
Minoxidil

*Clearance anticipated Q4 2019

iNR WellnessMD
Doctor Recommended Immune Support

- Triple-action beta glucan supplement containing high quality yeast, oat and mushroom glucan
- Contains proprietary blend of Y,1-3-1,6 Yeast Beta Glucan
- Attractive category; immune support is large market with minimal OTC innovation
- Product launched Q1 2019. Anticipate strong growth Q3 and Q4 of 2019



iNR WellnessMD
Doctor Recommended Immune Support
ULTRA PURE · BETA GLUCAN
60
Capsules
puracere
+ VCx

Rx brands

rex md

- Male oriented telemedicine brand
- Initial product focus on erectile dysfunction; to be expanded to sores, skin & acne, and enlarged prostate treatments
- Global market for erectile dysfunction drugs expected to reach USD $2.95 billion by 2023
- Synergistic with existing OTC customer base

Q3 2019 Launch

SOSRx

- Protection oriented telemedicine brand for individuals and families
- Products include prescription medications for nuclear attacks, bioterrorism, flu epidemics and other emergency scenarios
- Example: The Travel Pack, a 10-prescription pack for international travelers who wish to have access to emergency and potentially life-saving prescriptions
- Global multi-billion dollar market opportunity; unique offering with minimal online competition.

Q4 2019 Launch

Strategic Investments

PDFSimpli


PDFSimpli
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CVLB acquired a 51% stake in PDFSimpli in June 2018. As of August 9, 2019, PDFSimpli was ranked in the top 29,000 websites globally and has more than 1.6M registered users globally. PDFSimpli has had over 6 terabytes of documents converted or edited by customers from the legal, financial, real-estate and academic sectors. The Company has over 14,000 active subscriptions as of August 2019.

Peer Comparison

Company	Ticker	Market (Products)	Valuation	Revenue	Capital Raised
Ro (roman/rory)	Private	Men/Women TeleRx	$500 Million	~$50 M	$173 Million+
Hims	Private	Men's TeleRx	$1 Billion	~$100 M	$197 Million
Thirty Madison (Keeps)	Private	Men's Hair Loss	Est. ~$50-100 M	N/A	$22.8 Million
Lemonaid Health	Private	TeleRx/Counseling	$60 M ('18)	Est. $10 M	$14.8 Million
MAVEN	Private	Birth Control	N/A	Est. $3.5 M	$46.7 Million
NURX	Private	Birth Control	Est. $300 M ('19)	Est. $10 M	$93.3 Million
care/of	Private	Vitamins/ Supplements	$156 M ('18)	Est. $6 M	$42.2 Million
Conversion Labs	**OTC:CVLB**	**Telehealth (OTC +Rx)**	**$6.86 M**	**$12M+ ('19E)**	**$4 Million**

Important Note: Above peer valuation and revenue numbers are **estimates** based on publicly available online data. Actual numbers may vary considerably.
Sources: Owler.com; craft.co; techcrunch.com, all figures taken from most current literature

Financial Highlights

Share Structure (September 1, 2019)	
Shares Outstanding	52,969,262
Convertible Notes	6,468,838
Warrants	10,991,838
Options	19,245,000
Fully Diluted	89,674,938
Cash From Full Exercise of Options/Warrants	$8,792,256.75

Stock Information	
Listing	OTCQB
Symbol	CVLB
52- Week Stock Range	$0.08-- $0.29
Average Daily Volume (30 Day)	33,371 shares

Corporate Highlights	
June 2019	Conversion Labs enters telemedicine space with strategic joint venture with GoGoMeds.com, a large online pharmacy, and Harborview Advisors
April 2019	Conversion Labs completes acquisition of remaining membership interests of Conversion Labs PR, bringing ownership to 100%
July 2018	Immudyne announces formal name change to Conversion Labs, begins trading under new ticker "CVLB"
June 2018	Immudyne PR acquires 51% of LegalSimpli Software, LLC, a company with deep expertise in search engine marketing and optimization
April 2016	Immudyne forms Joint Venture and acquires 78% of Immudyne PR (now Conversion Labs PR); launches online direct-response

5 Year Chart



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BloombergMarkets

Management, board and advisors

Board of Directors	
Justin Schreiber	Chairman
John R. Strawn, Jr.	Director
Anthony G. Bruzzese, M.D.	Director
Michael Borenstein, M.D.	Director
Joseph V. Ditrolio, M.D.	Director
Stefan Galluppi	Director
Bertrand Velge	Director
Happy Walters	Director

Substantial retail, healthcare, e-commerce, M&A, and capital markets experience, serial entrepreneurs and venture capitalists with a track record of creating value for shareholders

Management Team	
Justin Schreiber	President & Chief Executive Officer
Stefan Galluppi	Chief Operating & Technology Officer
Juan Manuel Piñeiro Dagnery	Chief Financial Officer
Sean Fitzpatrick	Chief Acquisition Officer
Nick Alvarez	Head of Acquisition

Entrepreneurs with significant experience in healthcare, online marketing and finance

Advisory Team	
Dr. Joseph V. Ditrolio, M.D.	Former Chairman, Urology, Saint Barnabas
Dr. Jack Gilbert, PhD	Group Leader, Microbial Ecology, Argonne
Dr. Liz Lipski	Professor of Nutrition
Dr. Steven Shapiro, M.D.	Founder, Gardens Dermatology
Dr. Michael Borenstein, M.D., PhD	Board-Certified Dermatologist
Dr. Lilliana Ramírez, M.D.	Dermatologist

Opinion leading physicians and scientists in urology, dermatology, microbiology, and nutrition

CONVERSIONLABS

Justin Schreiber
Chairman & CEO
justin@conversionlabs.com

Juan Manuel Piñeiro Dagnery
CFO
juan@conversionlabs.com

NY: 800 Third Avenue, Suite 2800, New York, NY 10022

CA: 5882 Bolsa Avenue, Suite 230, Huntington Beach, CA 92648

PR: 53 Calle Las Palmeras, Suite 802, San Juan, PR 00901

CVLB

conversionlabs.com